PETROTEQ ENTERS INTO DEBT CONVERSION AGREEMENTS AND AMENDS DEBENTURES

Sherman Oaks, California - November 27, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, announces its intention to complete debt conversion transactions with two arm's length creditors pursuant to which the Company will issue an aggregate of 4,529,166 common shares of the Company at a deemed price of US$0.119 per share in satisfaction of US$538,971. The Company (with the creditors' consent) determined to satisfy the indebtedness with common shares to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.

The foregoing transactions are subject to approval of the directors of the Company and regulatory approval from the TSX Venture Exchange (the "Exchange"). The foregoing securities will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, the securities issuable pursuant to the transactions noted herein will be subject to a Canadian four-month hold period.

In addition, the Company announces the following amendments to three previously issued convertible promissory notes that were disclosed in the Company's news release on October 6, 2021. While the amendments are intended to ensure that the notes comply with the policies of the Exchange, the notes and the amendments are ultimately subject to approval of the  Exchange.

The convertible promissory note issued on April 21, 2021 that had an original principal amount of US$92,125 (including a 10% original issue discount) with a purchase price of US$83,750, has been amended to (i) clarify that only the purchase price (US$83,750) shall be convertible, (ii) fix the conversion price at US$0.048 (the market price on April 21, 2021), and (iii) restrict the payments of interest, fees or other amounts under or in relation to the note at a maximum of 24% per annum.

The convertible promissory note issued on May 20, 2021 that had an original principal amount of US$141,625 (including a 10% original issue discount) with a purchase price of US$128,750, has been amended to (i) clarify that only the purchase price (US$128,750) shall be convertible, (ii) fix the conversion price at US$0.042 (the market price on May 20, 2021), and (iii) restrict the payments of interest, fees or other amounts under or in relation to the note at a maximum of 24% per annum.

The convertible promissory note issued on July 2, 2021 that had an original principal amount of US$114,125 (including a 10% original issue discount) with a purchase price of US$103,750, has been amended to (i) clarify that only the purchase price (US$103,750) shall be convertible, (ii) fix the conversion price at US$0.146 (the market price on July 2, 2021), and (iii) restrict the payments of interest, fees or other amounts under or in relation to the note at a maximum of 24% per annum.

To the extent that the amendments of the convertible promissory notes may be deemed for the purposes of the U.S. Securities Act to involve the offer and sale of replacement securities to the respective noteholders in exchange for the existing convertible promissory notes, the Company will be relying on the registration exemption provided by section 3(a)(9) of the U.S. Securities Act.  The convertible promissory notes, as amended, will continue to be restricted securities. The underlying common shares issuable upon conversion of the promissory notes have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold in the United States, or to or for the account or benefit of any U.S. person or any person in the United States absent an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws.

The Company continues to work with the Exchange on a reinstatement of trading and will update the market as things progress. The Company continues to operate normally and is working diligently to answers questions from the Exchange.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: closing of the debt conversion transactions noted herein; amendment of debentures; and statements with respect to a reinstatement to trading on the Exchange. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: receipt of director and Exchange approval for the debt conversion transactions; and the Exchange concluding its reinstatement review to ensure the Company has satisfactorily complied with Exchange requirements. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange to be satisfied with the Company's reinstatement application; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

R. G. Bailey

Interim Chief Executive Officer

Tel: (800) 979-1897